Annual Report

December 31, 2001

T. Rowe Price
Institutional Small-Cap
Stock Fund

T. Rowe Price
T. Rowe Price Invest with Confidence (registered trademark)



DEAR INVESTOR

Despite a powerful late-year rebound, major market averages fell in 2001, marking the first time since 1973-74 that U.S. stocks had declined for two consecutive years. Yet, in a tragic and momentous year, marred by horrific acts of terror, war, recession, a grinding bear market, and a spectacular corporate collapse, America once again proved resilient and dynamic. The Russell 2000 Index of smaller companies advanced 2.49% for the year but was the only major average to rise. The Standard & Poor's 500 Stock Index dropped 11.89%.


Performance Comparison

Periods Ended 12/31/01                            6 Months            12 Months
--------------------------------------------------------------------------------
Institutional Small-Cap
Stock Fund                                            1.61%                7.26%

Russell 2000 Index                                   -4.09                 2.49

Lipper Small-Cap Core
Fund Index                                            0.50                 7.13

S&P 500 Stock Index                                  -5.56               -11.89


We are pleased to report that, despite all the treacherous crosscurrents in 2001, the Institutional Small-Cap Stock Fund returned a solid 7.26%, well ahead of the Russell 2000 and just ahead of the Lipper index of comparable funds. During the second half, your fund advanced 1.61%, as shown in the table, ahead of both benchmarks. Returns in both periods also exceeded those of the S&P 500, a proxy for large-cap performance. Our stable core of value stocks helped us weather the bear market and benefited our shareholders. Full-year results modestly exceeded the Lipper category despite our weak start for the year. In January 2001, some of our biggest holdings and top contributors for the previous year, especially in the financial sector, declined as investors booked profits and rotated into other sectors.

The big story within the equity markets last year was the extent to which small-caps outperformed large-caps and value outperformed growth. The Russell 2000 outpaced the large-cap-dominated Russell 1000 by nearly 15 percentage points, the largest margin in the 22-year history of the indices. Similarly, the Russell 2000 Value Index gained 14.02% last year compared with the 9.23% loss of the Russell 2000 Growth Index. Since the majority of your fund has traditionally been invested in small-cap value stocks, the resurgence of value in the midst of the worst bear market in 30 years has aided results tremendously and vindicated our investment approach.


INVESTMENT REVIEW

The financial, consumer discretionary, and consumer staples sectors were the top contributors to absolute performance for the six months ended December 31, 2001. Telecommunication services, information technology, and energy were the largest detractors.

Performance in relation to the benchmark was aided by strong stock selection in the technology, health care, and financial sectors - that is to say, our holdings in those sectors performed well compared with the Russell 2000 Index components. Our top-contributing technology stock and fourth-largest contributor overall in the second half was Internet Security Systems, which surged 64% from our average purchase price last summer. The company is a leading provider of security management systems, including intrusion detection and vulnerability assessment. The stock benefited from the technology rebound as well as an increased focus on security in the wake of the terrorist attacks. Our traditional underweighting of the technology sector, an outgrowth of our valuation discipline, also aided relative performance.

Fortunately, no sector detracted significantly from results. Our worst-performing sectors in relation to the benchmark were consumer discretionary, where our holdings underperformed those of the index, and consumer staples, where we were underweight compared with the index.


Growth vs. Value

Periods Ended 12/31/01                            6 Months            12 Months
--------------------------------------------------------------------------------
Russell 2000 Growth Index                           -9.26%               -9.23%

Russell 2000 Value Index                             1.15                14.02

Insurance brokerage and agency Brown and Brown was our top individual contributor in the second half. The company will continue to benefit from rising property and casualty insurance premiums in the post-September 11 environment. As a brokerage, Brown and Brown takes a cut of the premiums but bears none of the underwriting risk. In a world where insurance companies are refusing to insure certain customers and can dictate policy terms, customers need Brown and Brown more than ever. This was not lost on investors, and the shares rose more than 30% in the period. We took profits, though Brown and Brown remains a core holding.


Sector Diversification

Consumer                                                           18

Energy and Utilities                                                7

Financials                                                         19

Health Care                                                        12

Industrials and Materials                                          23

Telecommunication Services                                          1

Information Technology                                             16

Reserves                                                            4


Based on net assets as of 12/31/01.


Another beneficiary of the security theme was Armor Holdings, our second-largest contributor and a stock we have owned since September 1999. Armor Holdings provides corporate security consulting, sells security products such as bulletproof vests and riot gear, and, through a recent acquisition, supplies armor for military vehicles. A sea change has taken place in the security industry, and Armor's prospects have brightened measurably. The shares rose almost 80% in the half.

Consumer electronics manufacturer Harman International rose more than 18% for the six months and was our third-largest contributor. Investors finally began to appreciate the opportunity created by the convergence of broadband multimedia devices and the automotive dashboard. Harman has gotten in front of this trend and positioned itself extraordinarily well, though it is best known to consumers as a manufacturer of high-end stereo components and speakers under the brand names Harman Kardon, JBL, and Infinity. A large contract win with Mercedes during the period appears to have validated Harman's strategy and execution. The company's sophisticated infotainment systems are also available in BMW, Audi, and Lexus models. We believe Harman can deliver 20% annual earnings growth in the years ahead as car buyers migrate from ordinary car stereos to far more expensive multimedia systems.

Unfortunately, in a year like 2001 there are bound to be losers, and we certainly had our share. Water and sewer pipe rehabilitation contractor Insituform Technologies, which we believe has excellent long-term prospects, fell nearly 30% as it experienced a revenue shortfall in the second half. The stock was our largest performance detractor in the second half. Insituform, which pioneered a method to repair aging pipes without digging them out and replacing them, still has a growing backlog of work orders. However, municipalities facing declining tax receipts held back on new contracts. We believe this issue is temporary because Insituform's process helps local governments save money.

The second-largest detractor from performance was Stratos Lightwave, the optical networking component supplier spun out of Methode Electronics, which fell more than 52% in the half as the telecom equipment market dried up.

Another detractor was Pixelworks, which designs semiconductors for the burgeoning flat panel display market. The company was beaten to the punch in low-end chips by a competitor, causing it to miss revenue and earnings expectations. The stock fell 55% in the second half. We still expect Pixelworks to be a major player in the flat panel market where the growth opportunity is huge.


PORTFOLIO HIGHLIGHTS

Our largest purchases in the second half were Belden, Horace Mann Educators, Central Parking, and Plexus. We discussed Horace Mann, a marketer of insurance products to educators and school system employees, in our June letter, and we continued to accumulate shares.

Belden manufactures wire, cable, and fiber-optic products, focusing on high-performance copper cables for use inside buildings for networks, telephone, and Internet connections. Management is impressive and the company is gaining market share despite a difficult environment. We may have to wait for a recovery in the communications market for Belden shares to appreciate significantly, but the company is taking the right steps. While competitors experience financial difficulties, Belden's strong balance sheet and healthy cash flow will help it weather the industry downturn.

Central Parking is the nation's largest operator of parking garages. The combination of merger indigestion and a slowing economy brought the shares down to a level we found very attractive-about 10 times potential earnings in a recovery.

Plexus is a contract manufacturer for the electronics industry. This sector has excellent long-term growth prospects as technology firms continue to outsource their manufacturing. We consider Plexus the best-positioned small-cap company in its industry, and executives at larger contract manufacturers agree. The firm has strong management and attractive, diversified lines of business including telecommunications, medical, industrial, and computing equipment. The decline in technology stocks gave us an opportunity to purchase the stock.

Largest sales
Among our largest sales were Houghton Mifflin, Brown and Brown, and Mentor. Publisher Houghton Mifflin was acquired by French media conglomerate Vivendi. We sold Mentor, a maker of medical implants, after a strong recovery in the stock and deployed proceeds to more attractive ideas.


OUTLOOK

The outlook for small-cap stocks remains bright. Over the long term, small-caps tend to deliver greater returns than large-caps, though with greater volatility. Cycles of small-cap outperformance and underperformance tend to last years, and we think a new cycle of small-cap outperformance began in mid-1999 and still has years to run.

One factor in our favor in 2002 is that small-cap shares tend to lead the market out of a recession. Given their domestic focus, they tend to do well as the U.S. market anticipates an economic recovery. Further, small-cap valuations usually get compressed on the way into recessions, so the subsequent snapback in price/earnings multiples can be powerful. Small-caps typically bounce back about midway through a recession. Thus, if we are having a garden-variety economic downturn, with a typical duration of 11 months, our market low might easily have been made in late September. Finally, valuations and earnings growth trends remain favorable for small-caps. While small-cap value stocks performed best in 2001, we anticipate that small-cap growth stocks will outperform as the economy gradually recovers.

It has been gratifying to see small-caps perform well in a difficult market. In general, the sector falls hardest during times of greater uncertainty, but small-caps had their own mini-bear market in the late 1990s and have been supported over the last two years by low valuations. Small-cap investors who stayed the course through 1997 and 1998 are now enjoying the rewards. We remain confident that our approach to small-cap investing-a blend of both growth and value-will continue to serve us well in volatile markets. Rest assured we will strive to continue our record of beating the Russell 2000 Index with less volatility and risk.

Thank you for your continued support, and have a happy and healthy 2002.

Respectfully submitted,

Greg A. McCrickard
President of the fund and chairman of its Investment Advisory Committee

January 23, 2002

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.



Portfolio Highlights

Twenty-Five Largest Holdings

                                                           Percent of
                                                           Net Assets
                                                             12/31/01

Harman International                                              2.1%

Cleco                                                             1.7

SCP Pool                                                          1.6

Matthews International                                            1.6

Chittenden                                                        1.5

Maximus                                                           1.3

Iron Mountain                                                     1.2

PartnerRe                                                         1.2

Horace Mann Educators                                             1.2

Valley National Bancorp                                           1.2

Citizens Banking                                                  1.2

WestAmerica                                                       1.2

Casey's General Stores                                            1.1

Brown and Brown                                                   1.1

Belden                                                            1.1

Cephalon                                                          1.0

XTO Energy                                                        1.0

W. R. Berkley                                                     0.9

Insituform Technologies                                           0.9

BISYS Group                                                       0.9

Littelfuse                                                        0.9

International Multifoods                                          0.9

A.O. Smith                                                        0.9

Black Box                                                         0.8

Progress Software                                                 0.8

Total                                                            29.3%
--------------------------------------------------------------------------------

Note: Table excludes reserves.



Portfolio Highlights

Major Portfolio Changes

Listed in descending order of size
6 Months Ended 12/31/01


Ten Largest Purchases
--------------------------------------------------------------------------------
Belden

Horace Mann Educators

Central Parking*

Plexus*

Henry Schein*

MatrixOne*

Brunswick*

Linens 'n Things*

Internet Security Systems*

Noven Pharmaceuticals



Ten Largest Sales
--------------------------------------------------------------------------------
Houghton Mifflin**

Brown and Brown

Downey Financial

Mentor

Chieftain International**

Strayer Education**

Armor Holdings

Lincare Holdings

Sola

Charter One Financial**
--------------------------------------------------------------------------------

 *   Position added
**   Position eliminated



Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.


Institutional Small-Cap Stock Fund

                     SCI           Russell            Lipper

3/31/00           10,000            10,000            10,000

12/31/00          10,703            90,560             9,693

12/31/01          11,480            92,810            10,384



Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Institutional Small-Cap Stock Fund

Periods Ended 12/31/01

                               Since             Inception
         1 Year            Inception                  Date

         7.26%                  8.19%              3/31/00

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.



Financial Highlights
T. Rowe Price Institutional Small-Cap Stock Fund


                                                    For a share outstanding
                                                     throughout each period
                                                  ----------------------------

                                                      Year            3/31/00
                                                     Ended            Through
                                                  12/31/01           12/31/00

NET ASSET VALUE
Beginning of period                        $         10.61      $       10.00

Investment activities

  Net investment
  income (loss)                                       0.05               0.02*

  Net realized and
  unrealized gain (loss)                              0.71               0.68

  Total from
  investment activities                               0.76               0.70


Distributions

  Net investment income                              (0.05)             (0.03)

  Net realized gain                                  (0.18)             (0.06)

  Total distributions                                (0.23)             (0.09)


NET ASSET VALUE
End of period                              $         11.14      $       10.61


Ratios/Supplemental Data

Total return(diamond)                                 7.26%              7.03%*

Ratio of total expenses
to average net assets                                 0.74%              0.75%*!

Ratio of net investment
income (loss) to average
net assets                                            0.46%              0.66%*!

Portfolio turnover rate                               26.9%               15.8%!

Net assets, end of period
(in thousands)                             $       288,104      $        229,475

(diamond)  Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

        * Excludes expenses in excess of a 0.75% voluntary expense limitation in effect through 12/31/01.

        !  Annualized

The accompanying notes are an integral part of these financial statements.



Statement of Net Assets
T. Rowe Price Institutional Small-Cap Stock Fund
December 31, 2001


                                                    Shares                Value
                                                                   In thousands
--------------------------------------------------------------------------------

Common Stocks  95.6%

CONSUMER DISCRETIONARY  15.0%

Auto Components  0.5%

Keystone Automotive *                               59,600      $         1,012

Strattec Security *                                 17,500                  624

                                                                          1,636


Hotels, Restaurants & Leisure  2.9%

Applebee's                                          36,750                1,258

BUCA *                                              67,400                1,096

CEC Entertainment *                                 14,600                  633

O' Charley's *                                     115,700                2,149

Ruby Tuesday                                        86,800                1,791

Sonic *                                             37,500                1,347

                                                                          8,274


Household Durables  3.7%

Harman International                               134,900                6,084

Matthews International (Class A)                   185,100                4,496

                                                                         10,580


Leisure Equipment & Products  2.3%

Brunswick                                           60,500                1,316

Midway Games *                                      37,100                  557

SCP Pool *                                         172,050                4,724

                                                                          6,597


Media  1.9%

Emmis Communications (Class A) *                    58,600                1,382

Entercom Communications *                           20,100                1,005

Pegasus Communications (Class A) *                  23,800                  247

Scholastic *                                        26,800                1,347

Sinclair Broadcast (Class A) *                     113,200                1,070

Young Broadcasting (Class A) *                      34,300                  623

                                                                          5,674


Multiline Retail  0.9%

Bon-Ton Stores *                                     1,000                    3

Neiman Marcus (Class A) *                           70,500                2,190

Stein Mart *                                        40,100                  335

                                                                          2,528


Specialty Retail  1.5%

Christopher & Banks *                               35,150                1,204

Linens 'n Things *                                  50,600                1,290

Ultimate Electronics *                              17,800                  527

Urban Outfitters *                                  50,700                1,220

                                                                          4,241


Textiles & Apparel  1.3%

Columbia Sportswear *                               35,350      $         1,176

Culp *                                              22,400                   85

Dan River (Class A) *                               99,300                   55

QuikSilver *                                        39,400                  678

Reebok *                                            16,700                  442

Stride Rite                                        133,100                  872

Unifi *                                             74,700                  542

                                                                          3,850

Total Consumer Discretionary                                             43,380


CONSUMER STAPLES  2.9%

Food & Drug Retailing  1.4%

Casey's General Stores                             213,000                3,175

Performance Food *                                   5,100                  179

Seneca Foods (Class A) *                            18,700                  259

Seneca Foods *                                       7,100                   99

Wild Oats Markets *                                 40,800                  407

                                                                          4,119


Food Products  1.1%

American Italian Pasta (Class A) *                  17,100                  719

International Multifoods *                         105,500                2,521

                                                                          3,240


Personal Products  0.4%

Chattem *                                           51,600                1,005

                                                                          1,005

Total Consumer Staples                                                    8,364


ENERGY  5.3%

Energy Equipment & Services  2.9%

Atwood Oceanics *                                   41,100                1,432

Cooper Cameron *                                     9,000                  363

FMC Technologies *                                   5,000                   82

Grant Prideco *                                     11,900                  137

Hydril *                                            25,300                  448

Key Energy Services *                               71,600                  659

Lone Star Technologies *                            23,500                  414

National Oilwell *                                  32,400                  668

Seacor Smit *                                       49,400                2,292

Smith *                                             11,500                  617

W-H Energy Services *                               35,100                  665

Weatherford *                                       15,500                  577

                                                                          8,354


Oil & Gas  2.4%

Forest Oil *                                        50,700      $         1,430

Noble Affiliates                                    67,300                2,375

Ultra Petroleum *                                   47,100                  287

XTO Energy                                         157,575                2,758

                                                                          6,850

Total Energy                                                             15,204


FINANCIALS  19.1%

Banks  7.6%

Chittenden                                         157,700                4,353

Citizens Banking                                   102,700                3,376

Downey Financial                                    32,100                1,324

First Bell Bancorp                                  11,600                  162

Frankfort First Bancorp                              8,900                  156

Glacier Bancorp                                     55,023                1,147

ITLA Capital *                                      35,900                  762

Provident Bankshares                                72,100                1,763

Southwest Bancorp *                                 71,304                2,162

Valley National Bancorp                            102,780                3,387

WestAmerica                                         83,900                3,320

                                                                         21,912

Diversified Financials  0.2%

Alliance Data Systems *                             32,700                  626

                                                                            626

Insurance  5.9%

Brown and Brown                                    113,800                3,107

Harleysville                                        38,500                  913

Horace Mann Educators                              160,300                3,401

London Pacific ADR                                  67,600                  268

Markel *                                             8,700                1,563

Ohio Casualty *                                     71,000                1,138

PartnerRe                                           64,400                3,478

Selective Insurance                                 23,600                  513

W. R. Berkley                                       49,400                2,653

                                                                         17,034


Real Estate  5.4%

Apartment Investment & Management
(Class A), REIT                                     24,200                1,107

Arden Realty, REIT                                  66,200                1,754

EastGroup Properties, REIT                          92,400                2,132

Gables Residential Trust, REIT                      69,000                2,042

Glenborough Realty Trust, REIT                      74,800                1,451

JP Realty, REIT                                     81,500                1,939

Lasalle Hotel Properties, REIT                      45,600                  535

Parkway Properties, REIT                            55,800      $         1,853

Reckson Associates Realty (Class B), REIT           25,784                  658

Washington, REIT                                    76,300                1,899

                                                                         15,370

Total Financials                                                         54,942


HEALTH CARE  11.9%

Biotechnology  4.2%

Abgenix *                                           11,600                  390

Alkermes *                                          49,700                1,311

Cephalon *                                          39,876                3,014

COR Therapeutics *                                  21,100                  506

Cubist Pharmaceuticals *                            11,100                  398

CV Therapeutics *                                    8,600                  447

Deltagen *                                          23,400                  215

Exelixis *                                           7,900                  130

Gilead Sciences *                                    6,200                  407

Incyte Genomics *                                   13,200                  256

Neose Technologies *                                 2,500                   91

Neurocrine Biosciences *                            22,700                1,165

NPS Pharmaceuticals *                               25,400                  973

OSI Pharmaceuticals *                               10,200                  466

Regeneron Pharmaceuticals *                          9,600                  270

Telik *                                              8,600                  117

Triangle Pharmaceuticals *                          63,100                  261

Trimeris *                                          12,200                  549

Versicor *                                          23,500                  478

Vertex Pharmaceuticals *                            12,262                  301

ViroPharma *                                        14,800                  340

                                                                         12,085


Health Care Equipment & Supplies  2.4%

Edwards Lifesciences *                              52,900                1,462

Inhale Therapeutic Systems *                        30,300                  561

Mentor                                               1,500                   43

Serologicals *                                      34,800                  746

Sola *                                              64,000                1,242

Steris *                                            54,000                  987

Wilson Greatbatch Technologies *                    48,400                1,747

                                                                          6,788


Health Care Providers & Services  4.8%

AmeriPath *                                         62,200                2,006

AMN Healthcare Services *                            5,100                  140

Cross Country *                                     25,100                  665

Henry Schein *                                      36,400                1,348

Hooper Holmes                                      126,100      $         1,129

Lifeline Systems *                                  35,600                  830

Lincare Holdings *                                  54,700                1,567

Maximus *                                           86,200                3,625

Orthodontic Centers of America *                    34,800                1,061

Renal Care *                                        33,100                1,062

Unilab *                                            21,900                  550

                                                                         13,983


Pharmaceuticals  0.5%

Guilford Pharmaceuticals *                           4,300                   51

Medicines *                                         18,900                  220

Noven Pharmaceuticals *                             66,300                1,178

                                                                          1,449

Total Health Care                                                        34,305


INDUSTRIALS & BUSINESS SERVICES  19.8%

Aerospace & Defense  0.7%

Armor Holdings *                                    79,400                2,143

                                                                          2,143


Air Freight & Couriers  2.1%

C.H. Robinson Worldwide                             25,600                  741

EGL *                                               31,250                  436

Expeditors International of Washington              38,000                2,164

Forward Air *                                       43,995                1,489

UTi Worldwide                                       61,300                1,189

                                                                          6,019


Airlines  0.4%

Frontier Airlines *                                 14,200                  242

Midwest Express *                                   56,400                  823

                                                                          1,065


Building Products  1.4%

Dal-Tile *                                          76,600                1,781

Simpson Manufacturing *                             22,400                1,284

Trex *                                               6,000                  114

Watsco                                              61,350                  871

                                                                          4,050


Commercial Services & Supplies  9.0%

BISYS Group *                                       39,500                2,528

Central Parking                                     80,300                1,577

CompX (Class A)                                     29,400                  381

Electro Rent *                                      56,300                  726

F. Y. I. *                                          68,300                2,290

Factset Research Systems                            34,100                1,192

G&K Services (Class A)                              45,300      $         1,465

Global Payments                                     50,700                1,744

Herman Miller                                       26,200                  620

Iron Mountain *                                     80,500                3,526

IT *                                                36,100                    1

kforce.com *                                         8,111                   51

Layne Christensen *                                 68,600                  547

McGrath Rent                                        18,300                  687

Modis Professional Services *                      109,100                  779

New England Business Service                       110,200                2,110

Spherion *                                          19,600                  191

Tetra Tech *                                       112,925                2,251

United Stationers *                                 70,000                2,366

Waterlink *                                         20,300                    3

West Corporation *                                  34,700                  868

                                                                         25,903


Construction & Engineering  0.9%

Insituform Technologies (Class A) *                 99,700                2,551

                                                                          2,551


Electrical Equipment  2.7%

A.O. Smith                                         127,500                2,486

American Superconductor *                           21,600                  265

Artesyn Technologies *                              83,100                  773

Belden                                             129,800                3,057

Global Power Equipment *                             1,900                   29

PECO II *                                           22,800                  135

Woodward Governor                                   19,300                1,129

                                                                          7,874


Machinery  2.0%

Actuant (Class A)*                                  29,980                1,007

CUNO *                                              47,600                1,457

Harsco                                              69,900                2,398

IDEX                                                14,000                  483

Reliance Steel & Aluminum                           18,500                  486

                                                                          5,831


Marine  0.0%

International Shipholding                           10,100                   64

                                                                             64


Road & Rail  0.3%

Heartland Express *                                 22,625                  628

Hub (Class A) *                                     12,100                  125

                                                                            753

Trading Companies & Distributors  0.3%

MSC Industrial Direct (Class A) *                   47,200      $           932

                                                                            932

Total Industrials & Business Services                                    57,185


INFORMATION TECHNOLOGY  15.7%

Communications Equipment  1.5%

Black Box *                                         45,800                2,422

Ditech Communications *                             15,000                   90

Harmonic *                                          41,300                  496

Packeteer *                                         50,500                  371

Stratos Lightwave *                                 71,285                  439

Tekelec *                                           27,000                  490

                                                                          4,308


Electronic Equipment & Instruments  4.1%

Analogic                                            44,800                1,731

Benchmark Electronics *                             12,900                  245

KEMET *                                             43,500                  772

Littelfuse *                                        96,300                2,527

Lo-Jack *                                           41,200                  223

LSI Industries                                      49,950                  874

Methode Electronics (Class A)                      111,500                  893

Newport                                             12,400                  239

Plexus *                                            50,500                1,342

Technitrol                                          62,000                1,712

Woodhead Industries                                 88,300                1,401

                                                                         11,959


Internet Software & Services  2.1%

Digital Impact *                                    40,100                   58

Internet Security Systems *                         55,900                1,793

Keynote Systems *                                   27,100                  252

MatrixOne *                                        114,900                1,492

Netegrity *                                         53,100                1,028

Register.com *                                      20,900                  240

Sonicwall *                                         12,300                  239

Stellent *                                          33,700                1,005

                                                                          6,107


IT Consulting & Services  0.6%

Analysts                                            66,900                  277

AnswerThink *                                       34,600                  226

CACl (Class A) *                                    18,200                  719

Renaissance Learning *                              18,700                  569

                                                                          1,791


Office Electronics  0.2%

Zebra Technologies (Class A) *                      10,700                  594

                                                                            594


Semiconductor Equipment & Products  3.1%

Applied Micro Circuits *                             2,100      $            24

ATMI *                                              53,300                1,272

Brooks Automation *                                 33,000                1,338

Cabot Microelectronics *                            25,400                2,013

Exar *                                              40,400                  846

hi/fn *                                             25,300                  366

MKS Instruments *                                   59,500                1,609

Pixelworks *                                        36,600                  586

QuickLogic *                                        52,200                  255

Sipex *                                             39,100                  507

                                                                          8,816


Software  4.1%

Activision *                                        25,200                  656

Actuate *                                           47,900                  254

Concord Communications *                            20,800                  430

Jack Henry & Associates                             51,000                1,112

Magma Design Automation *                            6,900                  209

Mercury Interactive *                               20,800                  707

NetIQ *                                             33,104                1,167

Novell *                                            15,131                   70

Progress Software *                                138,700                2,415

Quest Software *                                    32,300                  714

SPSS *                                              40,700                  724

Verisity *                                          19,000                  362

Verity *                                            74,200                1,503

Wind River Systems *                                75,700                1,355

                                                                         11,678

Total Information Technology                                             45,253


MATERIALS  3.5%

Chemicals  1.7%

Airgas *                                           100,500                1,519

Arch Chemicals                                      97,900                2,271

Ferro                                                5,800                  150

MacDermid                                           12,900                  219

Material Sciences *                                 67,500                  683

                                                                          4,842


Construction Materials  0.0%

U.S. Aggregates *                                   10,400                    0

                                                                              0


Containers & Packaging  0.8%

Ivex Packaging *                                   108,600                2,064

Smurfit-Stone Container *                           23,000                  367

                                                                          2,431


Metals & Mining  0.6%

Gibraltar Steel                                     19,600      $           348

Lihir Gold (AUD) *                                 865,600                  523

Newmont Mining                                      21,104                  404

NN                                                  40,300                  439

                                                                          1,714


Paper & Forest Products  0.4%

Buckeye Technologies *                             100,500                1,156

Potlatch                                             1,200                   35

                                                                          1,191

Total Materials                                                          10,178


TELECOMMUNICATION SERVICES  0.5%

Wireless Telecommunication Services  0.5%

AirGate PCS *                                       11,300                  512

American Tower Systems * (Class A)                   4,800                   46

Rural Cellular (Class A) *                           9,800                  220

Western Wireless (Class A) *                        20,700                  585

Total Telecommunication Services                                          1,363


UTILITIES  1.9%

Electric Utilities  1.9%

Cleco                                              219,100                4,814

Unisource Energy                                    30,400                  553

Total Utilities                                                           5,367

Total Common Stocks (Cost  $249,997)                                    275,541


Short-Term Investments  4.9%

Money Market Fund  4.9%

T. Rowe Price Reserve Investment
Fund, 2.43% #                                   13,978,221               13,978

Total Short-Term Investments
(Cost  $13,978)                                                          13,978

Total Investments in Securities

100.5% of Net Assets (Cost $263,975)                            $       289,519

Other Assets Less Liabilities                                            (1,415)

NET ASSETS                                                      $       288,104
                                                                ---------------

Net Assets Consist of:

Undistributed net realized gain (loss)                          $          (206)

Net unrealized gain (loss)                                               25,544

Paid-in-capital applicable
to 25,864,850 shares of
$0.0001 par value capital
stock outstanding;
1,000,000,000 shares
of the Corporation
authorized                                                              262,766

NET ASSETS                                                      $       288,104
                                                                ---------------

NET ASSET VALUE PER SHARE                                       $         11.14
                                                                ---------------

   #  Seven-day yield
   *  Non-income producing
 ADR  American Depository Receipts
 AUD  Australian dollar
REIT  Real Estate Investment Trust


The accompanying notes are an integral part of these financial statements.



Statement of Operations
T. Rowe Price Institutional Small-Cap Stock Fund
In thousands


                                                                 Year
                                                                Ended
                                                             12/31/01

Investment Income (Loss)

Income

  Dividend                                                 $    2,486

  Interest                                                        378

  Other                                                             6

  Total income                                                  2,870


Expenses

  Investment management                                         1,624

  Custody and accounting                                          109

  Legal and audit                                                  12

  Directors                                                         7

  Shareholder servicing                                             2

  Prospectus and shareholder reports                                2

  Registration                                                      2

  Miscellaneous                                                     8

  Total expenses                                                1,766

  Expenses paid indirectly                                         (2)

  Net expenses                                                  1,764

Net investment income (loss)                                    1,106

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
on securities                                                   6,508

Change in net unrealized
gain (loss) on securities                                       9,969

Net realized and
unrealized gain (loss)                                         16,477

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                     $   17,583
                                                           ----------


The accompanying notes are an integral part of these financial statements.



Statement of Changes in Net Assets
T. Rowe Price Institutional Small-Cap Stock Fund
In thousands


                                                      Year              3/31/00
                                                     Ended              Through
                                                  12/31/01             12/31/00

Increase (Decrease) in Net Assets

Operations

  Net investment income (loss)             $         1,106      $           522

  Net realized gain (loss)                           6,508                1,607

  Change in net unrealized
  gain (loss)                                        9,969               10,922

  Increase (decrease) in net
  assets from operations                            17,583               13,051


Distributions to shareholders

  Net investment income                             (1,206)                (639)

  Net realized gain                                 (4,341)              (1,278)

  Decrease in net assets
  from distributions                                (5,547)              (1,917)


Capital share transactions *

  Shares sold                                       74,456              154,165

  Shares issued in
  connection with
  subscription in-kind                                  --               70,670

  Distributions reinvested                           5,290                1,808

  Shares redeemed                                  (33,153)              (8,302)

  Increase (decrease) in net assets
  from capital share transactions                   46,593              218,341


Net Assets

Increase (decrease) during period                   58,629              229,475

Beginning of period                                229,475                   --

End of period                              $       288,104      $       229,475


*Share information

  Shares sold                                        7,007               15,177

  Shares issued in
  connection with
  subscription in-kind                                  --                7,088

  Distributions reinvested                             495                  177

  Shares redeemed                                   (3,258)                (821)

  Increase (decrease) in
  shares outstanding                                 4,244               21,621


The accompanying notes are an integral part of these financial statements.



Notes to Financial Statements
T. Rowe Price Institutional Small-Cap Stock Fund
December 31, 2001

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Institutional Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Institutional Small-Cap Stock Fund (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on March 31, 2000. The fund seeks to provide long-term capital growth by investing primarily in stocks of small companies.

The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than short-term securities, aggregated $98,456,000 and $62,449,000, respectively, for the year ended December 31, 2001.


NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and capital gains. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

Distributions during the year ended December 31, 2001 were characterized as follows for tax purposes:


--------------------------------------------------------------------------------
Ordinary income                                            $3,135,000

Long-term capital gain                                      2,412,000

Total distributions                                        $5,547,000
                                                           ----------


The tax-basis components of net assets at December 31, 2001 were as follows:


--------------------------------------------------------------------------------
Unrealized appreciation                                    $49,065,000

Unrealized depreciation                                    (23,727,000)

Net unrealized appreciation (depreciation)                  25,338,000

Paid-in capital                                            262,766,000

Net assets                                                $288,104,000
                                                          ------------


Pursuant to federal income tax regulations applicable to investment companies, the fund has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year.

For the year ended December 31, 2001, $206,000 of realized capital losses reflected in the accompanying financial statements will not be recognized for federal income tax purposes until 2002.

For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2001, the fund recorded the following permanent reclassifications, which relate primarily to redemptions in-kind. Results of operations and net assets were not affected by these reclassifications.

--------------------------------------------------------------------------------
Undistributed net investment income                        $  100,000

Undistributed net realized gain                            (2,585,000)

Paid-in capital                                             2,485,000

At December 31, 2001, the cost of investments for federal income tax purposes was $ 264,181,000.


NOTE 4 - SUBSCRIPTION IN-KIND

On June 22, 2000, the Fund acquired substantially all of the assets of T. Rowe Price Small-Cap Stock Trust (the trust), in a tax-free exchange for 7,088,284 shares of the fund. The value of trust assets at that date was $70,670,196, which included $4,652,526 of unrealized appreciation. Net assets of the trust were combined with those of the fund, resulting in aggregate net assets of $72,664,837. All fund shares acquired in the exchange were subsequently distributed to the outstanding unit-holders of the trust, and the trust was terminated.


NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $147,000 was payable at December 31, 2001. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.65% of average daily net assets.

Under the terms of the investment management agreement, the manager is required to bear any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, through December 31, 2003, which would cause the fund's ratio of total expenses to average net assets to exceed 0.75%. Thereafter, through December 31, 2005, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of total expenses to average net assets to exceed 0.75%. Pursuant to this agreement, $76,000 of previously unaccrued management fees were accrued as expenses of the fund during the year ended December 31, 2001.

In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $66,000 for the year ended December 31, 2001, of which $5,000 was payable at year end.

The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 2001, totaled $378,000 and are reflected as interest income in the accompanying Statement of Operations.



Report of Independent Accountants



To the Board of Directors of T. Rowe Price Institutional Equity Funds, Inc. and Shareholders of T. Rowe Price Institutional Small-Cap Stock Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of
T. Rowe Price Institutional Small-Cap Stock Fund (one of the portfolios comprising T. Rowe Price Institutional Equity Funds, Inc., hereafter referred to as the "Fund") at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with custodians, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Baltimore, Maryland
January 18, 2002



T. Rowe Price Institutional Small-Cap Stock Fund


Tax Information (Unaudited) for the Tax Year Ended 12/31/01
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included:

o    $1,929,000 from short-term capital gains,

o $2,412,000 from long-term capital gains, subject to the 20% rate gains category.

For corporate shareholders, $1,388,000 of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.



T. Rowe Price Institutional Small-Cap Stock Fund

Annual Meeting Results
--------------------------------------------------------------------------------

The T. Rowe Price Institutional Small-Cap Stock Fund held an annual meeting on October 23, 2001, to elect an expanded slate of directors to increase the number of independent directors serving the funds.

The results of voting were as follows (by number of shares):

M. David Testa
Affirmative:                                               20,896,211.251
Withhold:                                                            .000

Total:                                                     20,896,211.251


James A.C. Kennedy
Affirmative:                                               19,914,732.491
Withhold:                                                     981,478.760

Total:                                                     20,896,211.251


Calvin W. Burnett
Affirmative:                                               20,896,211.251
Withhold:                                                            .000

Total:                                                     20,896,211.251

Anthony W. Deering
Affirmative:                                               20,896,211.251
Withhold:                                                            .000

Total:                                                     20,896,211.251

Donald W. Dick, Jr.
Affirmative:                                               20,896,211.251
Withhold:                                                            .000

Total:                                                     20,896,211.251

David K. Fagin
Affirmative:                                               20,896,211.251
Withhold:                                                            .000

Total:                                                     20,896,211.251

F. Pierce Linaweaver
Affirmative:                                               20,896,211.251
Withhold:                                                            .000

Total:                                                     20,896,211.251

Hanne M. Merriman
Affirmative:                                               20,896,211.251
Withhold:                                                            .000

Total:                                                     20,896,211.251

John G. Schreiber
Affirmative:                                               20,896,211.251
Withhold:                                                            .000

Total:                                                     20,896,211.251

Hubert D. Vos
Affirmative:                                               20,896,211.251
Withhold:                                                            .000

Total:                                                     20,896,211.251

Paul M. Wythes
Affirmative:                                               20,896,211.251
Withhold:                                                            .000

Total:                                                     20,896,211.251

James S. Riepe
Affirmative:                                               20,896,211.251
Withhold:
                                                        .000

Total:                                                     20,896,211.251



T. Rowe Price Institutional Small-Cap Stock Fund

Independent Directors

--------------------------------------------------------------------------------
                                                       Number of
                                                       Portfolios
                          Term of                      in Fund    Other
Name,                     Office*     Principal        Complex    Directorships
Address,     Position(s)  and Length  Occupation(s)    Overseen   of Public
and Date     Held With    of Time     During Past      by         Companies
of Birth     Fund         Served      5 Years          Director   Held
--------------------------------------------------------------------------------
Calvin W.    Director     Elected     President,       97         Provident
Burnett,                  in 2001     Coppin State                Bank of
Ph.D.                                 College                     Maryland
100 East
Pratt
Street
3/16/32
--------------------------------------------------------------------------------
Anthony W.   Director     Elected     Director,        97         The Rouse
Deering                   in 2001     Chairman of                 Company
100 East                              the Board,
Pratt Street                          President,
1/28/45                               and Chief
                                      Executive
                                      Officer,
                                      The Rouse
                                      Company,
                                      real estate
                                      developers
--------------------------------------------------------------------------------
Donald W.    Director     Elected     Principal,       97         Not
Dick, Jr.                 in 1996     EuroCapital                 Applicable
100 East                              Advisors,
Pratt                                 LLC, an
Street                                acquisition
1/27/43                               and management
                                      advisory firm
--------------------------------------------------------------------------------
David K.     Director     Elected     Director,        97         Dayton Mining
Fagin                     in 1996     Dayton Mining               Corporation,
100 East                              Corporation                 Golden Star
Pratt                                 (6/98 to present),          Resources
Street                                Golden Star                 Ltd., and
4/9/38                                Resources                   Canyon
                                      Ltd., and                   Resources,
                                      Canyon                      Corp.
                                      Resources,
                                      Corp.
                                      (5/00 to present);
                                      Chairman and
                                      President,
                                      Nye Corporation
--------------------------------------------------------------------------------
F. Pierce    Director     Elected     President,       97         Not
Linaweaver                in 2001     F. Pierce                   Applicable
100 East                              Linaweaver &
Pratt                                 Associates,
Street                                Inc.,
8/22/34                               consulting
                                      environmental
                                      and civil
                                      engineers
--------------------------------------------------------------------------------
Hanne M.     Director     Elected     Retail           97         Ann Taylor
Merriman                  in 1996     Business                    Stores
100 East                              Consultant                  Corporation,
Pratt                                                             Ameren Corp.,
Street                                                            Finlay
11/16/41                                                          Enterprises,
                                                                  Inc.,
                                                                  The Rouse
                                                                  Company,
                                                                  and US
                                                                  Airways
                                                                  Group,
                                                                  Inc.
--------------------------------------------------------------------------------
*Each director serves until election of a successor.



--------------------------------------------------------------------------------
                                                       Number of
                                                       Portfolios
                          Term of                      in Fund    Other
Name,                     Office*     Principal        Complex    Directorships
Address,     Position(s)  and Length  Occupation(s)    Overseen   of Public
and Date     Held With    of Time     During Past      by         Companies
of Birth     Fund         Served      5 Years          Director   Held
--------------------------------------------------------------------------------
John G.      Director     Elected     Owner/President, 97         AMLI
Schreiber                 in 2001     Centaur                     Residential
100 East                              Capital                     Properties
Pratt                                 Partners, Inc.,             Trust,
Street                                a real                      Host Marriott
10/21/46                              estate                      Corporation,
                                      investment                  and The
                                      company;                    Rouse
                                      Senior Advisor              Company,
                                      and Partner,                real estate
                                      Blackstone                  developers
                                      Real Estate
                                      Advisors, L.P.
--------------------------------------------------------------------------------
Hubert D.    Director     Elected     Owner/President, 97         Not
Vos                       in 1996     Stonington                  Applicable
100 East                              Capital
Pratt                                 Corporation,
Street                                a private
8/2/33                                investment
                                      company
--------------------------------------------------------------------------------
Paul M.      Director     Elected     Founding         97         Teltone
Wythes                    in 1996     Partner of                  Corporation
100 East                              Sutter Hill
Pratt                                 Ventures, a
Street                                venture
6/23/33                               capital
                                      limited
                                      partnership,
                                      providing
                                      equity capital
                                      to young
                                      high-technology
                                      companies
                                      throughout
                                      the United
                                      States
--------------------------------------------------------------------------------
*Each director serves until election of a successor.


Inside Directors
--------------------------------------------------------------------------------
                                                       Number of
                                                       Portfolios
                          Term of                      in Fund    Other
Name,                     Office*     Principal        Complex    Directorships
Address,     Position(s)  and Length  Occupation(s)    Overseen   of Public
and Date     Held With    of Time     During Past      by         Companies
of Birth     Fund         Served      5 Years          Director   Held
--------------------------------------------------------------------------------
James A.C.   Director     Elected     Managing         32         Not
Kennedy                   in 1997     Director                    Applicable
100 East                              and Director,
Pratt                                 T. Rowe
Street                                Price and
8/15/53                               T. Rowe
                                      Price Group,
                                      Inc.
--------------------------------------------------------------------------------
James S.     Director     Elected     Vice             82         Not
Riepe                     in 1996     Chairman of                 Applicable
100 East                              the Board,
Pratt                                 Director, and
Street                                Managing
6/25/43                               Director,
                                      T. Rowe
                                      Price Group,
                                      Inc.;
                                      Director and
                                      Managing
                                      Director,
                                      T. Rowe
                                      Price;
                                      Chairman of
                                      the Board
                                      and Director,
                                      T. Rowe
                                      Price
                                      Investment
                                      Services,
                                      Inc.,
                                      T. Rowe
                                      Price
                                      Retirement
                                      Plan Services,
                                      Inc., and
                                      T. Rowe
                                      Price
                                      Services,
                                      Inc.;
                                      Chairman of
                                      the Board,
                                      Director,
                                      President,
                                      and Trust
                                      Officer,
                                      T. Rowe
                                      Price Trust
                                      Company;
                                      Director,
                                      T. Rowe
                                      Price
                                      International,
                                      Inc.
--------------------------------------------------------------------------------
M. David     Director     Elected     Vice             97         Not
Testa                     in 1996     Chairman of                 Applicable
100 East                              the Board,
Pratt                                 Chief
Street                                Investment
4/22/44                               Officer,
                                      Director,
                                      and
                                      Managing
                                      Director,
                                      T. Rowe
                                      Price Group,
                                      Inc.;
                                      Chief
                                      Investment
                                      Officer,
                                      Director,
                                      and Managing
                                      Director,
                                      T. Rowe
                                      Price; Vice
                                      President and
                                      Director,
                                      T. Rowe
                                      Price Trust
                                      Company;
                                      Director,
                                      T. Rowe
                                      Price
                                      International,
                                      Inc.
--------------------------------------------------------------------------------
*Each director serves until election of a successor.